United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 16, 2001


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


              Bermuda                    1-4668                      NONE
State or other jurisdiction     (Commission(IRS Employer
       of incorporation)     File Number)Identification No.)


Clarendon House, Church Street, Hamilton HM  DX, BERMUDA             NONE
       (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


         (Former name or former address, if changed since last report.)


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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.



Item 5.   Other Events

         On January 16, 2001, Coastal Petroleum Company filed a lawsuit against the State of Florida seeking compensation for the State's taking of its property rights to explore for oil and gas within its state lease in the Gulf of Mexico.

         A Coastal Petroleum Company press release relating to the above development is filed herewith as an exhibit and incorporated herein by reference.

         On January 15, 2001, Timothy L. Largay was elected a director and a Vice President of the Company. Mr. Largay, age 57, has been a partner in the law firm of Murtha Cullina LLP Hartford, Connecticut since 1974.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c)    Exhibits

                 (99)      Additional Exhibits

                           (a)      Press release dated January 16, 2001.

                           (b)      Complaint  filed January 16, 2001 in the
Leon County Circuit Court, Coastal Petroleum Company, Plaintiff vs. State of Florida, Department of Environmental Protection, and Board of Trustees of the Internal Improvement Fund, Defendants.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                    (Registrant)



                                                 By /s/ Benjamin W. Heath
                                                        Benjamin W. Heath
                                                        President

Date:  January 18, 2001